Exhibit 99.1

8th Floor, 100 University Avenue Toronto, Ontario M5J 2Y1 www.computershare.com

KFSQ 0 0 0 0 0 1
SAM SAMPLE
123 SAMPLES STREET	Security Class
SAMPLETOWN SS X9X X9X	COMMON
CANADA
Holder Account Number
	C9999999999	IND

Form of Proxy - Special Meeting to be held on December 14, 2018

This Form of Proxy is solicited by and on behalf of Management.

Notes to proxy

1.

Every holder has the right to appoint some other person or company of their choice, who need not be a holder, to attend and act on their behalf at the meeting or any adjournment or postponement thereof. If you wish to appoint a person or company other than the persons whose names are printed herein, please insert the name of your chosen proxyholder in the space provided (see reverse).

2.

If the securities are registered in the name of more than one owner (for example, joint ownership, trustees, executors, etc.), then all those registered should sign this proxy. If you are voting on behalf of a corporation or another individual you must sign this proxy with signing capacity stated, and you may be required to provide documentation evidencing your power to sign this proxy.

3.	This proxy should be signed in the exact manner as the name(s) appear(s) on the proxy.

4.	If this proxy is not dated, it will be deemed to bear the date on which it is mailed by Management to the holder.

5.

The securities represented by this proxy will be voted as directed by the holder, however, if such a direction is not made in respect of any matter, this proxy will be voted as recommended by Management.

6.

The securities represented by this proxy will be voted in favour or withheld from voting or voted against each of the matters described herein, as applicable, in accordance with the instructions of the holder, on any ballot that may be called for and, if the holder has specified a choice with respect to any matter to be acted on, the securities will be voted accordingly.

7.

This proxy confers discretionary authority in respect of amendments or variations to matters identified in the Notice of Meeting or other matters that may properly come before the meeting or any adjournment or postponement thereof, whether or not the amendment or other matter that comes before the meeting is or is not routine and whether or not the amendment or other matter that comes before the meeting is contested.

8.

To be valid, this proxy must be received by 10:00 a.m. (Eastern Time) on Wednesday, December 12, 2018, being the time that is not less than 48 hours, excluding Saturdays, Sundays and holidays, prior to the time of the meeting or any adjournment or postponement of the meeting. The time limit for the deposit of proxies may be waived or extended by the Chair of the Meeting at his or her discretion without notice.

9.	This proxy should be read in conjunction with the accompanying documentation provided by Management.

Proxies submitted must be received by 10:00 a.m. (Toronto time) on December 12, 2018.

VOTE USING THE TELEPHONE OR INTERNET 24 HOURS A DAY 7 DAYS A WEEK!

• Call the number listed BELOW from a touch tone telephone.	• Go to the following web site: www.investorvote.com
1-866-732-VOTE (8683) Toll Free	• Smartphone?
Scan the QR code to vote now.

If you vote by telephone or the Internet, DO NOT mail back this proxy.

Voting by mail may be the only method for securities held in the name of a corporation or securities being voted on behalf of another individual.

Voting by mail or by Internet are the only methods by which a holder may appoint a person as proxyholder other than the Management nominees named on the reverse of this proxy. Instead of mailing this proxy, you may choose one of the two voting methods outlined above to vote this proxy.

To vote by telephone or the Internet, you will need to provide your CONTROL NUMBER listed below.

CONTROL NUMBER    23456 78901 23456

KFSQ_PRX_283941/000001/000001/i

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Appointment of Proxyholder

I/We, being holder(s) of Kingsway Financial Services Inc. (the

“Corporation”) hereby appoint: Terence M. Kavanagh, Chairman of the

Board, or failing him, John T. Fitzgerald, Chief Executive Officer of the

Corporation,

	OR	Print the name of the person you are appointing if this person is someone other than the Management Nominees listed herein.

as my/our proxyholder with full power of substitution and to attend, act and to vote for and on behalf of the shareholder in accordance with the following direction (or if no directions have been given, as the proxyholder sees fit) and all other matters that may properly come before the Special Meeting of shareholders of the Corporation to be held at Norton Rose Fulbright Canada LLP, Suite 3800, Royal Bank Plaza, South Tower, Toronto, Ontario on Friday, December 14, 2018 at 10:00 a.m. (Toronto time) and at any adjournment or postponement thereof, whether or not the amendment or other matter that comes before the meeting is or is not routine and whether or not the amendment or other matter that comes before the meeting is contested.

VOTING RECOMMENDATIONS ARE INDICATED BY HIGHLIGHTED TEXT OVER THE BOXES.

	For	Against
1. Special Resolution

To consider, and if deemed advisable, pass, with or without variation, a special resolution authorizing the board of directors to change the jurisdiction of incorporation of the Corporation from the province of Ontario to the State of Delaware, as described in greater detail in the accompanying management proxy circular.

	☐	☐

Authorized Signature(s) - This section must be completed for your instructions to be executed.	Signature(s)	Date

I/We authorize you to act in accordance with my/our instructions set out above. I/We hereby revoke any proxy previously given with respect to the Meeting. If no voting instructions are indicated above, this Proxy will be voted as recommended by Management.

DD/MM/YY

∎      K F S Q                             2 8 3 9 4 1                             1 P R                           A R 0                             9 9 9 9 9         +

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8th Floor, 100 University Avenue Toronto, Ontario M5J 2Y1 www.computershare.com

KFSQ 0 0 0 0 0 2
SAM SAMPLE
123 SAMPLES STREET	Security Class
SAMPLETOWN SS X9X X9X	COMMON
AUSTRALIA
Holder Account Number
	C9999999999	IND

Form of Proxy - Special Meeting to be held on December 14, 2018

This Form of Proxy is solicited by and on behalf of Management.

Notes to proxy

1.

Every holder has the right to appoint some other person or company of their choice, who need not be a holder, to attend and act on their behalf at the meeting or any adjournment or postponement thereof. If you wish to appoint a person or company other than the persons whose names are printed herein, please insert the name of your chosen proxyholder in the space provided (see reverse).

2.

If the securities are registered in the name of more than one owner (for example, joint ownership, trustees, executors, etc.), then all those registered should sign this proxy. If you are voting on behalf of a corporation or another individual you must sign this proxy with signing capacity stated, and you may be required to provide documentation evidencing your power to sign this proxy.

3.	This proxy should be signed in the exact manner as the name(s) appear(s) on the proxy.

4.	If this proxy is not dated, it will be deemed to bear the date on which it is mailed by Management to the holder.

5.

The securities represented by this proxy will be voted as directed by the holder, however, if such a direction is not made in respect of any matter, this proxy will be voted as recommended by Management.

6.

The securities represented by this proxy will be voted in favour or withheld from voting or voted against each of the matters described herein, as applicable, in accordance with the instructions of the holder, on any ballot that may be called for and, if the holder has specified a choice with respect to any matter to be acted on, the securities will be voted accordingly.

7.

This proxy confers discretionary authority in respect of amendments or variations to matters identified in the Notice of Meeting or other matters that may properly come before the meeting or any adjournment or postponement thereof, whether or not the amendment or other matter that comes before the meeting is or is not routine and whether or not the amendment or other matter that comes before the meeting is contested.

8.

To be valid, this proxy must be received by 10:00 a.m. (Eastern Time) on Wednesday, December 12, 2018, being the time that is not less than 48 hours, excluding Saturdays, Sundays and holidays, prior to the time of the meeting or any adjournment or postponement of the meeting. The time limit for the deposit of proxies may be waived or extended by the Chair of the Meeting at his or her discretion without notice.

9.	This proxy should be read in conjunction with the accompanying documentation provided by Management.

Proxies submitted must be received by 10:00 a.m. (Toronto time) on December 12, 2018.

VOTE USING THE TELEPHONE OR INTERNET 24 HOURS A DAY 7 DAYS A WEEK!

• Call the number listed BELOW from a touch tone telephone.	• Go to the following web site: www.investorvote.com
312-588-4290 Direct Dial	• Smartphone?
Scan the QR code to vote now.

If you vote by telephone or the Internet, DO NOT mail back this proxy.

Voting by mail may be the only method for securities held in the name of a corporation or securities being voted on behalf of another individual.

Voting by mail or by Internet are the only methods by which a holder may appoint a person as proxyholder other than the Management nominees named on the reverse of this proxy. Instead of mailing this proxy, you may choose one of the two voting methods outlined above to vote this proxy.

To vote by telephone or the Internet, you will need to provide your CONTROL NUMBER listed below.

CONTROL NUMBER    23456 78901 23456

KFSQ_PRX_283941/000002/000002/i

_ _ _

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_ _ _

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Appointment of Proxyholder

I/We, being holder(s) of Kingsway Financial Services Inc. (the

“Corporation”) hereby appoint: Terence M. Kavanagh, Chairman of the

Board, or failing him, John T. Fitzgerald, Chief Executive Officer of the

Corporation,

	OR	Print the name of the person you are appointing if this person is someone other than the Management Nominees listed herein.

as my/our proxyholder with full power of substitution and to attend, act and to vote for and on behalf of the shareholder in accordance with the following direction (or if no directions have been given, as the proxyholder sees fit) and all other matters that may properly come before the Special Meeting of shareholders of the Corporation to be held at Norton Rose Fulbright Canada LLP, Suite 3800, Royal Bank Plaza, South Tower, Toronto, Ontario on Friday, December 14, 2018 at 10:00 a.m. (Toronto time) and at any adjournment or postponement thereof, whether or not the amendment or other matter that comes before the meeting is or is not routine and whether or not the amendment or other matter that comes before the meeting is contested.

VOTING RECOMMENDATIONS ARE INDICATED BY HIGHLIGHTED TEXT OVER THE BOXES.

	For	Against
1. Special Resolution

To consider, and if deemed advisable, pass, with or without variation, a special resolution authorizing the board of directors to change the jurisdiction of incorporation of the Corporation from the province of Ontario to the State of Delaware, as described in greater detail in the accompanying management proxy circular.

	☐	☐

Authorized Signature(s) - This section must be completed for your instructions to be executed.	Signature(s)	Date

I/We authorize you to act in accordance with my/our instructions set out above. I/We hereby revoke any proxy previously given with respect to the Meeting. If no voting instructions are indicated above, this Proxy will be voted as recommended by Management.

DD/MM/YY

∎      K F S Q                             2 8 3 9 4 1                             1 P R                           A R 0                             9 9 9 9 9         +

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